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                                                                    EXHIBIT 99.1

                       Banc One Credit Card Master Trust
                            Excess Spread Analysis
                    Trust Performance by Series - June 2001
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Series                                               1996-A
Deal Size                                           $500 MM
Expected Maturity                                   5/15/03
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
Yield                                                21.79%
Less:  Coupon                                         4.35%
       Servicing Fee                                  1.50%
       Net Credit Losses                              7.88%
Excess Spread:
       June-01                                        8.06%
       May-01                                         6.85%
       April-01                                       6.79%
Three Month Average Excess Spread                     7.23%

Delinquency:
       30 to 59 Days                                  1.77%
       60 to 89 Days                                  1.30%

       90+ Days                                       2.30%
       Total                                          5.36%

Payment Rate                                         12.38%
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